UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05739

Name of Fund: MuniEnhanced Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
        Officer, MuniEnhanced Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 01/31/05

Date of reporting period: 02/01/04 - 01/31/05

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniEnhanced
                                        Fund, Inc.

Annual Report
January 31, 2005

[LOGO] Merrill Lynch Investment Managers

MuniEnhanced Fund, Inc.

The Benefits and Risks of Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of January 31, 2005, the percentage of the Fund's total net assets invested in inverse floaters was 11.01%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2               MUNIENHANCED FUND, INC.         JANUARY 31, 2005

A Letter From the President

Dear Shareholder

The U.S. equity market ended the current reporting period in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the best returns.

Total Returns as of January 31, 2005                                  6-month       12-month
============================================================================================
Equities (Standard & Poor's 500 Index)                                 +8.16%        +6.23%
--------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                    +3.81         +4.16
--------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         +4.80         +4.86
--------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)         +7.85         +9.81
--------------------------------------------------------------------------------------------

Over the past year, the U.S. economy transitioned from dependence on record monetary and fiscal stimulus to a broad-based, high-productivity, high-profit-margin growth engine. The year also marked the end of one of the most aggressive Federal Reserve Board (Fed) policy periods in history as deflation concerns, prevalent at the beginning of 2004, gave way to modest inflation scares -- notably, food prices in the spring and energy prices in the fall.

The Fed more than doubled the federal funds rate, increasing it from 1% to 2.25% in five separate moves between June and December 2004. Yet, even as the Fed raised its target short-term interest rate, long-term bond yields were little changed year over year as buying interest on the part of foreign central banks remained strong. The yield on the 10-year Treasury note stood at 4.14% on January 31, 2005. Despite very strong earnings growth, stocks remained in a narrow trading range for most of 2004, but rebounded nicely in the fourth quarter as election uncertainties and energy price concerns dissipated. January, the first month of the new year and the final month of the current reporting period, was a challenging one for equities as reflected in the -2.44% return of the S&P 500 Index for the month.

As we ended the current reporting period, the economy and earnings growth were beginning to slow and the Fed appeared poised to continue moving interest rates higher (and, in fact, raised the federal funds rate another 25 basis points on February 2, 2005). Progress was being monitored on many fronts in Washington, although concerns remained about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

Looking ahead, the environment is likely to be a challenging one for investors. At the start of the new year, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                President and Director


                MUNIENHANCED FUND, INC.         JANUARY 31, 2005               3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its comparable Lipper category average for the fiscal year and continued to provide shareholders with stable monthly income.

Discuss the recent market environment relative to municipal bonds.

U.S. Treasury bond yields were mixed but generally moved lower over the past 12 months, while displaying considerable monthly volatility along the way. Early in the year, yields declined as bond prices, which move in the opposite direction, rose. This came as somewhat of a surprise given that economic conditions in the United States generally continued to improve. However, solid job creation remained elusive and investors seemed convinced that the Federal Reserve Board (the Fed) would hold short-term interest rates at their historic lows. By mid-March, long-term U.S. Treasury bond yields had declined 31 basis points (.31%) to 4.65%.

The tide turned in early April as monthly employment reports began to show unexpectedly large gains. Associated improvements in consumer confidence and spending led some investors to believe that the Fed soon would be forced to raise short-term interest rates to ensure that resurgent economic activity did not endanger the positive inflationary environment. By early June, long-term U.S. Treasury bond yields had risen above 5.50%.

For the remainder of the period, bond yields generally declined. Earlier strength in payroll growth waned while inflationary measures remained negligible. More important, in late June, the Fed raised its short-term interest rate target by 25 basis points to 1.25%, the first change in more than a year. In its accompanying statement, the Fed called for a "measured" approach to monetary tightening, removing much of the earlier concern over the possibility of a dramatic series of interest rate hikes. The prospect for a more moderate tightening sequence helped support higher bond prices for the remainder of the Fund's fiscal year. Four subsequent Fed rate increases brought the federal funds rate to 2.25% by period-end, but had limited market impact as monthly U.S. employment gains remained modest. By the end of January 2005, long-term U.S. Treasury bond yields stood at 4.59%, a decline of 37 basis points over the past year. The 10-year U.S. Treasury note yield was 4.14%, unchanged during the course of the period.

Yield volatility was more subdued in the municipal market. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined 12 basis points over the past year. According to Municipal Market Data, AAA-rated issues maturing in 30 years saw their yields fall 13 basis points to 4.43%, while yields on AAA-rated issues maturing in 10 years declined six basis points to 3.48%.

During the past 12 months, $363 billion in new long-term tax-exempt bonds was underwritten, a decline of approximately 3% versus the same period a year ago. New-issue municipal volume is expected to be easily manageable into early 2005 and should continue to support the tax-exempt market's favorable technical position.

How did the Fund perform during the fiscal year?

For the 12-month period ended January 31, 2005, the Common Stock of MuniEnhanced Fund, Inc. had net annualized yields of 6.18% and 6.70%, based on a year-end per share net asset value of $11.85 and a per share market price of $10.93, respectively, and $.732 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.20%, based on a change in per share net asset value from $11.83 to $11.85, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +6.25% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund was able to achieve this positive result despite a defensive market posture in what surprisingly happened to be a very strong period for the bond market, particularly in the last six months.

Total return performance benefited from our strategic move further out on the municipal yield curve, generally from the 10-year - 25-year range. This worked particularly well as the curve began to flatten significantly, especially toward the end of the year as short-term rates increased and long-term rates declined (meaning the prices on longer-dated bonds rose). The Fund's above-average yield also contributed to the outperformance, as did the advance refunding of certain issues. When municipal bonds are refinanced ahead of their maturity date, their prices generally increase sharply. The Fund's


4               MUNIENHANCED FUND, INC.         JANUARY 31, 2005
exposure to California bonds also was additive to performance as the valuations on these bonds increased to more historic norms as the state began to get its finances in order. Finally, we increased the Fund's use of leverage during the year, bringing it more in line with that of our peers. The timing of this transaction was auspicious, as we were able to reinvest the proceeds from our increased borrowings just as the market rallied, benefiting Fund performance.

For the six-month period ended January 31, 2005, the total investment return on the Fund's Common Stock was +7.77%, based on a change in per share net asset value from $11.37 to $11.85, and assuming reinvestment of all distributions. The Fund outpaced the Lipper category's average return of +6.91% for the six-month period as well.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the year?

Changes to the portfolio involved a continued move toward the longer end of the yield curve, generally leaving the 10-year area in favor of bonds in the 25-year range. We curtailed this effort somewhat toward period-end as the curve flattened and the yield advantage we had enjoyed by extending the portfolio's maturity began to wane.

Early in the year, as California grappled with fiscal challenges, we took advantage of the heavy supply and relatively low prices by increasing our exposure to the state's debt. As mentioned previously, this strategy proved beneficial to Fund performance as valuations on California bonds returned to more typical levels later in the period. Heavy supply in the State of New Jersey presented us with a similar buying opportunity. Similar to California, the State of New Jersey is challenged to get its finances in order and has been actively issuing debt to close its budget gap. The increased issuance served to cheapen the New Jersey market, and we took advantage of the heavy supply and attractive valuations to increase the Fund's exposure to the state's debt.

Finally, we generally maintained the Fund's fully invested position throughout the year in an effort to enhance the level of income available to shareholders. This allowed the Fund to maintain a stable monthly dividend.

For the six-month period ended January 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 1.56%; Series B, 1.34%; Series C, 1.48%; and Series D, 1.80%. Although the Fed's interest rate tightening program has resulted in increases in borrowing costs, funding levels still remain quite favorable. This, in combination with continued steepness at the long end of the municipal yield curve, continued to provide a significant income benefit to the Fund's Common Stock shareholders from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 34.95% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We remain focused on high-quality municipal bonds and continue to favor issues with longer maturities. We maintained the Fund's defensive market posture at period-end in recognition of generally healthy economic conditions and the Fed's stated intention to continue raising short-term interest rates. (In fact, the Fed increased its target interest rate another 25 basis points shortly after the close of the period, on February 2.) A defensive stance on interest rates should help us to protect the portfolio's value as long-term rates eventually begin to follow short-term rates higher. In the meantime, our fully invested stance should continue to benefit Common Stock shareholders as short-term interest rates remain historically quite low.

Michael Kalinoski, CFA
Vice President and Portfolio Manager

February 9, 2005


                MUNIENHANCED FUND, INC.         JANUARY 31, 2005               5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                               Value
==========================================================================================================================
Alabama--0.9%             $ 2,750   Jefferson County, Alabama, Limited Obligation School Warrants, Series A,
                                    5.50% due 1/01/2022                                                          $   3,022
==========================================================================================================================
Alaska--1.3%                  700   Alaska State Housing Finance Corporation, General Housing Revenue Bonds,
                                    Series A, 5.25% due 12/01/2034 (b)                                                 751
                            3,600   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (BP Pipelines Inc.
                                    Project), VRDN, Series C, 1.83% due 7/01/2037 (i)                                3,600
==========================================================================================================================
California--28.4%           9,000   Alameda Corridor Transportation Authority, California, Capital Appreciation
                                    Revenue Refunding Bonds, Subordinate Lien, Series A, 5.543%*
                                    due 10/01/2024 (a)                                                               6,589
                            6,000   Alameda Corridor Transportation Authority, California, Revenue Refunding
                                    Bonds, Subordinated Lien, Series A, 5.471%* due 10/01/2025 (a)                   4,372
                            5,000   Anaheim, California, Public Financing Authority, Lease Revenue Bonds
                                    (Public Improvements Project), Senior Series A, 6% due 9/01/2024 (d)             6,125
                                    California State Department of Water Resources, Power Supply Revenue Bonds,
                                    Series A:
                            1,270         5.375% due 5/01/2022                                                       1,385
                            1,800         5.375% due 5/01/2022 (f)                                                   1,982
                                    California State, GO, Refunding:
                            3,000         5.25% due 9/01/2026                                                        3,226
                            6,000         5.25% due 2/01/2030 (f)                                                    6,427
                            5,000         5.125% due 6/01/2031                                                       5,159
                            2,200         ROLS, Series II-R-272, 8.539% due 2/01/2033 (h)(k)                         2,456
                            8,490   California State, Various Purpose, GO, 5.50% due 11/01/2033                      9,194
                                    Golden State Tobacco Securitization Corporation of California, Tobacco
                                    Settlement Revenue Bonds, Series B:
                            3,805         5.60% due 6/01/2028                                                        4,031
                            2,200         5.50% due 6/01/2033 (c)                                                    2,394
                            1,400         5.625% due 6/01/2033 (c)                                                   1,541
                            5,000         5% due 6/01/2038 (a)                                                       5,151
                            6,800         5.625% due 6/01/2038 (l)                                                   7,460
                           10,000         5.50% due 6/01/2043 (b)                                                   10,884
                            2,835         5.50% due 6/01/2043 (c)                                                    3,079
                            3,500   Los Angeles, California, Unified School District, GO, Series A, 5%
                                    due 1/01/2028 (f)                                                                3,676
                            5,000   Norco, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                                    (Norco Redevelopment Project--Area Number 1), 5.125% due 3/01/2030 (f)           5,244
                            1,750   Poway, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                                    (Paguay Redevelopment Project), 5.125% due 6/15/2033 (a)                         1,831
                            6,145   Stockton, California, Public Financing Authority, Lease Revenue Bonds
                                    (Parking & Capital Projects), 5.125% due 9/01/2030 (b)                           6,490
==========================================================================================================================
Colorado--10.3%                     Boulder County, Colorado, Hospital Development Revenue Bonds (Longmont
                                    United Hospital Project) (k):
                            2,705         5.60% due 12/01/2015                                                       2,962
                            2,135         5.75% due 12/01/2020                                                       2,361
                                    Colorado HFA, Revenue Bonds, AMT:
                            2,375         DRIVERS, Series 251, 11.423% due 4/01/2030 (h)                             2,477
                              235         (S/F Program), Senior Series A-1, 7.40% due 11/01/2027                       241
                            1,085   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior
                                    Series A-2, 7.50% due 4/01/2031                                                  1,111

Portfolio Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
ROLS       Reset Option Long Securities
S/F        Single-Family
VRDN       Variable Rate Demand Notes


6               MUNIENHANCED FUND, INC.         JANUARY 31, 2005

Schedule of Investments (continued)                               (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                               Value
==========================================================================================================================
Colorado                            Colorado Health Facilities Authority Revenue Bonds, Series A:
(concluded)               $ 1,200         (Catholic Health Initiatives), 5.50% due 3/01/2032 (j)                 $   1,355
                            1,200         (Covenant Retirement Communities Inc.), 5.50% due 12/01/2027 (k)           1,290
                              675         (Covenant Retirement Communities Inc.), 5.50% due 12/01/2033 (k)             720
                                    Colorado Water Resources and Power Development Authority, Clean Water
                                    Revenue Bonds, Series A:
                            3,875         6.25% due 9/01/2010 (g)                                                    4,518
                              405         6.25% due 9/01/2016                                                          469
                            2,000   Denver, Colorado, City and County Airport Revenue Refunding Bonds, AMT,
                                    Series A, 6% due 11/15/2018 (a)                                                  2,243
                            5,450   El Paso County, Colorado, School District Number 49, Falcon, GO, Series A,
                                    6% due 12/01/2018 (d)                                                            6,438
                                    Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds:
                            9,450         Capital Appreciation, Senior Convertible, Series C, 5.332%*
                                          due 6/15/2025 (d)                                                          7,655
                            1,900         Series A, 5.50% due 6/15/2021 (a)                                          2,147
==========================================================================================================================
Florida--0.7%               2,500   Escambia County, Florida, Health Facilities Authority, Health Facility
                                    Revenue Bonds (Florida Health Care Facility Loan), 5.95% due 7/01/2020 (a)       2,538
==========================================================================================================================
Georgia--9.9%              18,655   Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series B, 5.25%
                                    due 1/01/2033 (d)                                                               19,985
                            3,500   Fulton County, Georgia, Water and Sewer Revenue Bonds, 5.25%
                                    due 1/01/2035 (b)                                                                3,757
                            7,725   Georgia Municipal Electric Authority, Power Revenue Refunding Bonds,
                                    Series EE, 7% due 1/01/2025 (a)                                                 10,598
==========================================================================================================================
Illinois--20.8%             5,125   Chicago, Illinois, Board of Education, GO, RIB, Series 467, 9.39%
                                    due 12/01/2027 (a)(h)                                                            6,139
                            3,750   Chicago, Illinois, Gas Supply Revenue Refunding Bonds (People's Gas Light
                                    & Coke), Series A, 6.10% due 6/01/2025 (a)                                       3,870
                                    Chicago, Illinois, O'Hare International Airport Revenue Bonds, 3rd Lien,
                                    AMT, Series B-2:
                            5,670         5.75% due 1/01/2023 (d)                                                    6,331
                            2,500         6% due 1/01/2029 (c)                                                       2,810
                            4,550   Chicago, Illinois, O'Hare International Airport Revenue Refunding Bonds,
                                    DRIVERS, AMT, Series 250, 9.318% due 1/01/2021 (f)(h)                            5,579
                            3,000   Cook County, Illinois, Capital Improvement, GO, Series C, 5.50%
                                    due 11/15/2026 (a)                                                               3,373
                            2,240   Cook County, Illinois, Community College District No. 508, Chicago, COP,
                                    Refunding, 8.75% due 1/01/2007 (b)                                               2,494
                            3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds (Servantcor
                                    Project), Series A, 6.375% due 8/15/2006 (d)(g)                                  3,180
                                    Illinois Sports Facilities Authority, State Tax Supported Revenue
                                    Bonds (a):
                           21,160         5.349%* due 6/15/2030                                                     17,098
                            4,500         5% due 6/15/2032                                                           4,678
                            3,000   Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax
                                    Revenue Refunding Bonds (McCormick Place Expansion), Series B, 5.75%
                                    due 6/15/2023 (f)                                                                3,463
                           10,115   Regional Transportation Authority, Illinois, Revenue Bonds, Series A, 7.20%
                                    due 11/01/2020 (a)                                                              13,327
==========================================================================================================================
Indiana--5.0%               2,500   Brownsburg, Indiana, School Building Corporation, First Mortgage Revenue
                                    Bonds (Brownsburg Community School), 5.55% due 2/01/2024 (f)                     2,771
                            4,080   Hammond, Indiana, Multi-School Building Corporation, First Mortgage Revenue
                                    Refunding Bonds, 6.125% due 7/15/2019 (f)                                        4,459
                                    Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                    Series A (b):
                            4,250         5.25% due 6/01/2028                                                        4,602
                            3,750         5.25% due 6/01/2029                                                        4,048
                            1,500   Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue Bonds
                                    (Waterworks Project), Series A, 5.25% due 7/01/2033 (f)                          1,604
==========================================================================================================================
Kansas--0.7%                        Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds (Mortgage-Backed
                                    Securities Program), AMT (e):
                              740         Series A-1, 6.875% due 12/01/2026                                            748
                            1,240         Series A-1, 6.875% due 12/01/2026 (f)                                      1,254
                              550         Series A-2, 7.60% due 12/01/2031                                             567
==========================================================================================================================


                MUNIENHANCED FUND, INC.         JANUARY 31, 2005               7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                               Value
==========================================================================================================================
Louisiana--3.9%           $ 6,000   Louisiana Local Government, Environmental Facilities, Community Development
                                    Authority Revenue Bonds (Capital Projects and Equipment Acquisition),
                                    Series A, 6.30% due 7/01/2030 (a)                                            $   6,581
                            5,150   New Orleans, Louisiana, Ernest N. Morial Exhibit Hall Authority, Special
                                    Tax, Sub-Series A, 5.25% due 7/15/2028 (a)                                       5,543
                            1,400   Terrebonne Parish, Louisiana, Hospital Service District Number 1, Hospital
                                    Revenue Bonds (Terrebonne General Medical Center Project), 5.50%
                                    due 4/01/2033 (a)                                                                1,519
==========================================================================================================================
Massachusetts--5.2%         4,985   Massachusetts State Port Authority, Special Facilities Revenue Bonds,
                                    DRIVERS, AMT, Series 501, 8.814% due 7/01/2009 (a)(h)                            5,564
                                    Massachusetts State Special Obligation Dedicated Tax Revenue Bonds (b):
                            1,800         5.25% due 1/01/2028                                                        1,941
                           10,000         5.25% due 1/01/2029                                                       10,751
==========================================================================================================================
Michigan--5.4%              6,200   Detroit, Michigan, Water Supply System Revenue Bonds, Series B, 5.25%
                                    due 7/01/2032 (f)                                                                6,639
                            2,200   Michigan Higher Education Student Loan Authority, Student Loan Revenue
                                    Refunding Bonds, AMT, Series XVII-G, 5.20% due 9/01/2020 (a)                     2,327
                                    Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds
                                    (Detroit Edison Company Project) (c):
                            1,150         5.45% due 9/01/2029                                                        1,270
                            1,300         AMT, Series A, 5.50% due 6/01/2030                                         1,394
                            2,500         AMT, Series C, 5.65% due 9/01/2029                                         2,674
                            4,300         AMT, Series C, 5.45% due 12/15/2032                                        4,554
==========================================================================================================================
Mississippi--0.8%           2,400   Walnut Grove, Mississippi, Correctional Authority, COP, 6%
                                    due 11/01/2009 (a)(g)                                                            2,774
==========================================================================================================================
Nebraska--0.5%              1,700   Washington County, Nebraska, Wastewater Facilities Revenue Bonds (Cargill
                                    Inc. Project), AMT, 5.90% due 11/01/2027                                         1,855
==========================================================================================================================
Nevada--8.2%                3,100   Carson City, Nevada, Hospital Revenue Bonds (Carson-Tahoe Hospital
                                    Project), Series A, 5.50% due 9/01/2033 (k)                                      3,316
                                    Clark County, Nevada, Airport System Subordinate Lien Revenue Bonds (b):
                            1,500         Series A-2, 5% due 7/01/2030                                               1,559
                            3,200         Series A-2, 5% due 7/01/2036                                               3,314
                            2,000         Series B, 5.25% due 7/01/2034                                              2,099
                                    Director of the State of Nevada, Department of Business and Industry
                                    Revenue Bonds (Las Vegas Monorail Company Project), First Tier (a):
                              750         5.625% due 1/01/2032                                                         833
                            3,280         5.375% due 1/01/2040                                                       3,471
                           10,450   Washoe County, Nevada, Gas and Water Facilities Revenue Refunding Bonds
                                    (Sierra Pacific Power Company), 6.30% due 12/01/2014 (a)                        10,757
                            3,000   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific Power
                                    Company), AMT, 6.65% due 6/01/2017 (f)                                           3,114
==========================================================================================================================
New Hampshire--2.4%         7,390   New Hampshire Health and Education Facilities Authority Revenue Bonds
                                    (Dartmouth-Hitchcock Obligation Group), 5.50% due 8/01/2027 (d)                  8,305
==========================================================================================================================
New Jersey--9.4%                    New Jersey EDA, Cigarette Tax Revenue Bonds:
                            5,250         5.50% due 6/15/2024 (m)                                                    5,738
                              700         5.50% due 6/15/2031                                                          728
                            1,165         5.75% due 6/15/2034                                                        1,229
                                    New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A (f):
                            2,600         5% due 7/01/2029                                                           2,733
                            7,250         5.25% due 7/01/2031                                                        7,837
                            5,200         5.25% due 7/01/2033                                                        5,617
                                    New Jersey EDA, Revenue Bonds, ROLS (h)(m):
                            5,000         Series II-R-309-1, 9.026% due 6/15/2024                                    5,929
                            2,500         Series II-R-309-2, 9.026% due 6/15/2031                                    2,938
==========================================================================================================================


8               MUNIENHANCED FUND, INC.         JANUARY 31, 2005

Schedule of Investments (continued)                               (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                               Value
==========================================================================================================================
New York--10.5%           $ 3,000   Erie County, New York, IDA, School Facility Revenue Bonds (City of Buffalo
                                    Project), 5.75% due 5/01/2025 (d)                                            $   3,468
                                    New York City, New York, GO, DRIVERS (h):
                            1,500         Series 194, 9.381% due 2/01/2015 (d)                                       1,646
                            6,960         Series 356, 8.862% due 6/01/2011 (c)                                       8,852
                                    New York City, New York, GO, Refunding:
                            5,865         Series A, 6.375% due 5/15/2010 (b)(g)                                      6,895
                              440         Series A, 6.375% due 5/15/2013 (b)                                           513
                              435         Series A, 6.375% due 5/15/2014 (b)                                           507
                              550         Series A, 6.375% due 5/15/2015 (b)                                           643
                            2,000         Series L, 5.75% due 8/01/2013 (c)                                          2,164
                            3,290   New York City, New York, GO, Series E, 5.75% due 5/15/2018 (c)                   3,728
                            7,650   Tobacco Settlement Financing Corporation of New York Revenue Bonds,
                                    Series A-1, 5.25% due 6/01/2022 (a)                                              8,282
==========================================================================================================================
Oklahoma--0.3%              1,200   Oklahoma State Industries Authority, Revenue Refunding Bonds (Integris
                                    Baptist), VRDN, Series B, 1.84% due 8/15/2029 (f)(i)                             1,200
==========================================================================================================================
Pennsylvania--6.7%            600   Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue Bonds,
                                    5.50% due 12/01/2030 (f)                                                           666
                            7,750   Pennsylvania State Public School Building Authority, School Lease Revenue
                                    Bonds (The School District of Philadelphia Project), 5% due 6/01/2033 (d)        8,049
                            6,500   Philadelphia, Pennsylvania, Authority for Industrial Development, Lease
                                    Revenue Bonds, Series B, 5.50% due 10/01/2020 (d)                                7,321
                            4,500   Philadelphia, Pennsylvania, School District, GO, Series B, 5.625%
                                    due 8/01/2020 (b)                                                                5,038
                            1,200   Philadelphia, Pennsylvania, Water and Wastewater Revenue Refunding Bonds,
                                    VRDN, 1.83% due 6/15/2023 (d)(i)                                                 1,200
                              840   Washington County, Pennsylvania, Capital Funding Authority Revenue Bonds
                                    (Capital Projects and Equipment Program), 6.15% due 12/01/2029 (a)                 893
==========================================================================================================================
Rhode Island--2.6%          4,345   Providence, Rhode Island, Public Building Authority, General Revenue Bonds,
                                    Series A, 6.25% due 12/15/2020 (d)                                               5,083
                            3,355   Rhode Island State Economic Development Corporation, Airport Revenue Bonds,
                                    Series B, 6.50% due 7/01/2015 (b)                                                3,922
==========================================================================================================================
South Carolina--0.2%          855   South Carolina Housing Finance and Development Authority, Mortgage Revenue
                                    Refunding Bonds, AMT, Series A-2, 5.875% due 7/01/2009 (d)                         863
==========================================================================================================================
South Dakota--2.3%          7,000   South Dakota State Health and Educational Facilities Authority, Revenue
                                    Refunding Bonds, Series A, 7.625% due 1/01/2008 (f)(g)                           7,852
==========================================================================================================================
Tennessee--0.7%             2,280   Tennessee HDA, Revenue Refunding Bonds (Homeownership Program), AMT,
                                    Series 1, 5.95% due 7/01/2012 (f)                                                2,343
==========================================================================================================================
Texas--8.1%                 1,615   Bexar, Texas, Metropolitan Water District, Waterworks System Revenue
                                    Refunding Bonds, 6.35% due 5/01/2025 (f)                                         1,663
                                    Dallas-Fort Worth, Texas, International Airport Revenue Bonds, DRIVERS,
                                    AMT (h):
                            2,000         Series 202, 9.83% due 11/01/2028 (b)                                       2,418
                            7,250         Series 353, 8.814% due 5/01/2011 (f)                                       8,266
                              300   Harris County, Texas, Health Facilities Development Corporation, Hospital
                                    Revenue Bonds (Texas Children's Hospital), VRDN, Series B-1, 1.84%
                                    due 10/01/2029 (f)(i)                                                              300
                              900   Houston, Texas, Airport System Revenue Refunding Bonds, Sub-Lien, Series B,
                                    5.50% due 7/01/2030 (d)                                                            983
                            6,250   Texas State Turnpike Authority, Central Texas Turnpike System Revenue
                                    Bonds, First Tier, Series A, 5.50% due 8/15/2039 (a)                             6,900
                            5,200   Travis County, Texas, Health Facilities Development Corporation, Revenue
                                    Refunding Bonds, RITR, Series 4, 9.514% due 11/15/2024 (a)(h)                    6,652
                            1,000   University of Houston, Texas, University Revenue Bonds, 5.50%
                                    due 2/15/2030 (f)                                                                1,089
==========================================================================================================================
Virginia--4.0%             10,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding Bonds,
                                    AMT, Series A, 6.10% due 2/01/2010 (a)                                          11,269
                            2,300   Halifax County, Virginia, IDA, Exempt Facility Revenue Refunding Bonds (Old
                                    Dominion Electric Cooperative Project), AMT, 5.625% due 6/01/2028 (a)            2,524
==========================================================================================================================


                MUNIENHANCED FUND, INC.         JANUARY 31, 2005               9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                               Value
==========================================================================================================================
Washington--3.6%          $ 2,150   King County, Washington, Sewer Revenue Refunding Bonds, Series B, 5.50%
                                    due 1/01/2027 (d)                                                            $   2,393
                            2,000   Snohomish County, Washington, Public Utility District Number 001, Electric
                                    Revenue Refunding Bonds, 5.375% due 12/01/2024 (d)                               2,205
                            7,000   Washington State, GO, Series A and AT-6, 6.25% due 2/01/2011 (f)                 7,917
--------------------------------------------------------------------------------------------------------------------------
                                    Total Municipal Bonds (Cost--$495,250)--152.9%                                 531,939
==========================================================================================================================
Total Investments (Cost--$495,250**)--152.8%                                                                       531,939

Other Assets Less Liabilities--0.9%                                                                                  3,169

Preferred Stock, at Redemption Value--(53.7%)                                                                     (187,081)
                                                                                                                 ---------
Net Assets Applicable to Common Stock--100.0%                                                                    $ 348,027
                                                                                                                 =========

* Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
** The cost and unrealized appreciation (depreciation) of investments as of January 31, 2005, as computed for federal income tax purposes, were as follows:

                                                                 (in Thousands)
      -------------------------------------------------------------------------
      Aggregate cost .................................                $ 495,244
                                                                      =========
      Gross unrealized appreciation ..................                $  37,420
      Gross unrealized depreciation ..................                     (725)
                                                                      ---------
      Net unrealized appreciation ....................                $  36,695
                                                                      =========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   XL Capital Insured.
(d)   FSA Insured.
(e)   GNMA Collateralized.
(f)   MBIA Insured.
(g)   Prerefunded.
(h) The rate disclosed is that currently in effect. The rate changes periodically and inversely based upon prevailing market rates.
(i) Security has a maturity of more than one year, but has variable rate and demand features, which qualify it as a short-term security. The rate disclosed is that currently in effect. The rate changes periodically based upon prevailing market rates.
(j)   Escrowed to maturity.
(k)   Radian Insured.
(l)   CIFG Insured
(m)   AGC Insured.

      Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                    Net                 Dividend
      Affiliate                                  Activity                Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
       Tax-Exempt Fund                            (6,901)                 $72
      --------------------------------------------------------------------------

      Forward interest rate swaps outstanding as of January 31, 2005 were as follows:

                                                                 (in Thousands)
      -------------------------------------------------------------------------
                                                        Notional    Unrealized
                                                         Amount    Depreciation
      -------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal Swap
       Index Rate and pay a fixed rate
       of 3.621%

       Broker, JPMorgan Chase Bank
       Expires March 2015                               $20,000         $  (184)

      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed rate
       of 3.658%

       Broker, JPMorgan Chase Bank
       Expires April 2015                               $25,000            (277)

      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed rate
       of 4.251%

       Broker, JPMorgan Chase Bank
       Expires February 2025                            $25,000          (1,144)

      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed rate
       of 4.073%

       Broker, Morgan Stanley Capital
       Services, Inc.
       Expires March 2025                               $20,000            (415)
      -------------------------------------------------------------------------
      Total                                                             $(2,020)
                                                                        =======

      See Notes to Financial Statements.


10              MUNIENHANCED FUND, INC.         JANUARY 31, 2005

Statement of Net Assets

As of January 31, 2005
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$495,249,612) ..............................................                      $ 531,938,745
                       Cash ..............................................................                             30,889
                       Interest receivable ...............................................                          5,736,907
                       Prepaid expenses ..................................................                              6,843
                                                                                                                -------------
                       Total assets ......................................................                        537,713,384
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ............                          2,020,160
                       Payables:
                          Investment adviser .............................................    $     210,541
                          Dividends to Common Stock shareholders .........................          199,740
                          Other affiliates ...............................................            7,680           417,961
                                                                                              -------------
                       Accrued expenses and other liabilities ............................                            167,904
                                                                                                                -------------
                       Total liabilities .................................................                          2,606,025
                                                                                                                -------------
=============================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.025 per share on
                        Series A Shares, Series B Shares and Series C Shares and $.10 per
                        share on Series D Shares (2,000 Series A Shares, 2,000 Series B
                        Shares, 2,000 Series C Shares and 1,480 Series D Shares of AMPS*
                        authorized, issued and outstanding at $25,000 per share
                        liquidation preference) ..........................................                        187,080,560
                                                                                                                -------------
=============================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock .............................                      $ 348,026,799
                                                                                                                =============
=============================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (29,369,874 shares issued
                        and outstanding) .................................................                      $   2,936,987
                       Paid-in capital in excess of par ..................................                        322,587,662
                       Undistributed investment income--net ..............................    $   5,268,954
                       Accumulated realized capital losses--net ..........................      (17,435,777)
                       Unrealized appreciation--net ......................................       34,668,973
                                                                                              -------------
                       Total accumulated earnings--net ...................................                         22,502,150
                                                                                                                -------------
                       Total--Equivalent to $11.85 net asset value per share of Common
                        Stock (market price--$10.93) .....................................                      $ 348,026,799
                                                                                                                =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                MUNIENHANCED FUND, INC.         JANUARY 31, 2005              11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended January 31, 2005
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                       Interest ..........................................................                      $  26,507,536
                       Dividends from affiliates .........................................                             71,623
                                                                                                                -------------
                       Total income ......................................................                         26,579,159
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $   2,521,879
                       Commission fees ...................................................          419,943
                       Accounting services ...............................................          169,074
                       Transfer agent fees ...............................................           93,152
                       Professional fees .................................................           59,410
                       Printing and shareholder reports ..................................           52,201
                       Custodian fees ....................................................           29,010
                       Directors' fees and expenses ......................................           22,853
                       Listing fees ......................................................           22,725
                       Pricing fees ......................................................           19,675
                       Other .............................................................           39,652
                                                                                              -------------
                       Total expenses before reimbursement ...............................        3,449,574
                       Reimbursement of expenses .........................................          (13,482)
                                                                                              -------------
                       Total expenses after reimbursement ................................                          3,436,092
                                                                                                                -------------
                       Investment income--net ............................................                         23,143,067
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ...............................................        4,300,116
                          Forward interest rate swaps--net ...............................       (3,860,373)          439,743
                                                                                              -------------
                       Change in unrealized appreciation (depreciation) on:
                          Investments--net ...............................................        2,510,292
                          Forward interest rate swaps--net ...............................       (1,422,320)        1,087,972
                                                                                              -------------------------------
                       Total realized and unrealized gain--net ...........................                          1,527,715
                                                                                                                -------------
=============================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................                         (2,017,517)
                                                                                                                -------------
                       Net Increase in Net Assets Resulting from Operations ..............                      $  22,653,265
                                                                                                                =============

      See Notes to Financial Statements.


12              MUNIENHANCED FUND, INC.         JANUARY 31, 2005

Statements of Changes in Net Assets

                                                                                                      For the Year Ended
                                                                                                          January 31,
                                                                                              -------------------------------
Increase (Decrease) in Net Assets:                                                                  2005              2004
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $  23,143,067     $  23,835,222
                       Realized gain--net ................................................          439,743         3,552,827
                       Change in unrealized appreciation (depreciation)--net .............        1,087,972           762,392
                       Dividends to Preferred Stock shareholders .........................       (2,017,517)       (1,628,600)
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............       22,653,265        26,521,841
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................      (21,498,748)      (21,146,311)
                                                                                              -------------------------------
                       Net decrease in net assets resulting from dividends to Common Stock
                        shareholders .....................................................      (21,498,748)      (21,146,311)
                                                                                              -------------------------------
=============================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------
                       Offering and underwriting costs resulting from issuance of
                        Preferred Stock ..................................................         (516,937)               --
                                                                                              -------------------------------
=============================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets applicable to Common Stock ...........          637,580         5,375,530
                       Beginning of year .................................................      347,389,219       342,013,689
                                                                                              -------------------------------
                       End of year* ......................................................    $ 348,026,799     $ 347,389,219
                                                                                              ===============================
                          * Undistributed investment income--net .........................    $   5,268,954     $   5,642,152
                                                                                              ===============================

      See Notes to Financial Statements.


                MUNIENHANCED FUND, INC.         JANUARY 31, 2005              13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                            For the Year Ended January 31,
                                                             ------------------------------------------------------------
The following per share data and ratios have been derived
from information provided in the financial statements.         2005         2004         2003         2002         2001
=========================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year    $  11.83     $  11.65     $  11.43     $  11.38     $  10.10
                                                             ------------------------------------------------------------
                       Investment income--net** .........         .79          .81          .83          .80          .80
                       Realized and unrealized gain--net          .05          .15          .17          .02         1.33
                       Dividends to Preferred Stock
                        shareholders from investment
                        income--net .....................        (.07)        (.06)        (.08)        (.13)        (.21)
                                                             ------------------------------------------------------------
                       Total from investment operations .         .77          .90          .92          .69         1.92
                                                             ------------------------------------------------------------
                       Less dividends to Common Stock
                        shareholders from investment
                        income--net .....................        (.73)        (.72)        (.70)        (.64)        (.64)
                       Offering and underwriting costs
                        resulting from the issuance of
                        Preferred Stock .................        (.02)          --           --           --           --
                                                             ------------------------------------------------------------
                       Net asset value, end of year .....    $  11.85     $  11.83     $  11.65     $  11.43     $  11.38
                                                             ============================================================
                       Market price per share, end of year   $  10.93     $  11.22     $  10.62     $  11.05     $  10.79
                                                             ============================================================
=========================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share        7.20%        8.46%        8.62%        6.52%       20.27%
                                                             ============================================================
                       Based on market price per share ..        4.25%       12.84%        2.43%        8.61%       25.36%
                                                             ============================================================
=========================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of
                        reimbursement*** ................        1.01%         .97%        1.00%        1.00%        1.01%
                                                             ============================================================
                       Total expenses*** ................        1.01%         .97%        1.00%        1.00%        1.01%
                                                             ============================================================
                       Total investment income--net*** ..        6.80%        6.95%        7.17%        7.00%        7.44%
                                                             ============================================================
                       Amount of dividends to Preferred
                        Stock shareholders ..............         .59%         .48%         .70%        1.18%        1.95%
                                                             ============================================================
                       Investment income--net, to Common
                        Stock shareholders ..............        6.21%        6.47%        6.47%        5.82%        5.49%
                                                             ============================================================
=========================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock***
-------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of
                        reimbursement ...................         .68%         .68%         .70%         .69%         .69%
                                                             ============================================================
                       Total expenses ...................         .68%         .68%         .70%         .69%         .69%
                                                             ============================================================
                       Total investment income--net .....        4.58%        4.84%        4.97%        4.84%        5.04%
                                                             ============================================================
=========================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock
                        shareholders ....................        1.22%        1.09%        1.57%        2.64%        4.10%
                                                             ============================================================


14              MUNIENHANCED FUND, INC.         JANUARY 31, 2005

Financial Highlights (concluded)

                                                                            For the Year Ended January 31,
                                                             ------------------------------------------------------------
The following per share data and ratios have been derived
from information provided in the financial statements.         2005         2004         2003         2002         2001
=========================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common
                        Stock, end of year (in thousands)    $348,027     $347,389     $342,014     $335,614     $334,300
                                                             ============================================================
                       Preferred Stock outstanding, end
                        of year (in thousands) ..........    $187,000     $150,000     $150,000     $150,000     $150,000
                                                             ============================================================
                       Portfolio turnover ...............       40.17%       50.47%       31.35%       43.12%       70.39%
                                                             ============================================================
=========================================================================================================================
Leverage
-------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 ........    $  2,861     $  3,316     $  3,280     $  3,237     $  3,229
                                                             ============================================================
=========================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-------------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net .    $    309     $    233     $    350     $    671     $  1,017
                                                             ============================================================
                       Series B--Investment income--net .    $    289     $    354     $    510     $    680     $  1,036
                                                             ============================================================
                       Series C--Investment income--net .    $    295     $    227     $    327     $    628     $  1,031
                                                             ============================================================
                       Series D+--Investment income--net     $    156           --           --           --           --
                                                             ============================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser agreed to reimburse a portion of its fee. Without such reimbursement, the Fund's performance would have been lower.
**    Based on average shares outstanding.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Series D was issued on August 31, 2004.

      See Notes to Financial Statements.


                MUNIENHANCED FUND, INC.         JANUARY 31, 2005              15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market reflecting the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


16              MUNIENHANCED FUND, INC.         JANUARY 31, 2005

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs -- Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including assets acquired from the issuance of Preferred Stock. The Investment Adviser agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the year ended January 31, 2005, FAM reimbursed the Fund in the amount of $13,482.

For the year ended January 31, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $370,000 in connection with the issuance of the Fund's Series D Preferred Stock.

For the year ended January 31, 2005, the Fund reimbursed FAM $11,693 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2005 were $244,297,826 and $198,271,526, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without the approval of the holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.025 per share for Series A, Series B and Series C and $.10 per share for Series D and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series. The yields in effect at January 31, 2005 were as follows: Series A, 1.688%; Series B, 1.619%; Series C, 1.65%; and Series D, 1.80%.

Shares issued and outstanding for the year ended January 31, 2005 increased by 1,480 shares from the issuance of an additional series of Preferred Stock. Shares issued and outstanding for the year ended January 31, 2004 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .50%, calculated on the proceeds of each auction. For the year ended January 31, 2005, MLPF&S received $241,713 as commissions.


                MUNIENHANCED FUND, INC.         JANUARY 31, 2005              17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.061000 per share on February 25, 2005 to shareholders of record on February 15, 2005.

The tax character of distributions paid during the fiscal years ended January 31, 2005 and January 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                 1/31/2005            1/31/2004
--------------------------------------------------------------------------------
Distributions paid from
   tax-exempt income .................          $23,516,265          $22,774,911
                                                --------------------------------
Total distributions ..................          $23,516,265          $22,774,911
                                                ================================

As of January 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................        $  5,243,264
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           5,243,264
Capital loss carryforward ...............................         (15,398,322)*
Unrealized gains--net ...................................          32,657,208**
                                                                 ------------
Total accumulated earnings--net .........................        $ 22,502,150
                                                                 ============

* On January 31, 2005, the Fund had a net capital loss carryforward of $15,398,322, of which $4,572,805 expires in 2008, $8,505,599 expires in
      2009, $1,955,204 expires in 2011 and $364,714 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


18              MUNIENHANCED FUND, INC.         JANUARY 31, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniEnhanced Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniEnhanced Fund, Inc., as of January 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2005, by correspondence with the custodian and broker; where a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniEnhanced Fund, Inc. as of January 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
March 22, 2005

Fund Certification (unaudited)

In May 2004, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.


                MUNIENHANCED FUND, INC.         JANUARY 31, 2005              19

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


20              MUNIENHANCED FUND, INC.         JANUARY 31, 2005

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523.


                MUNIENHANCED FUND, INC.         JANUARY 31, 2005              21

[LOGO] Merrill Lynch Investment Managers

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of MLIM/FAM-advised funds since 2005;       114 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         150 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 50                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. since 2001;
                                                 President of Princeton Administrators, L.P. since
                                                 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators, L.P. The
              Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1995 to  Director, The China Business Group, Inc. since 1996   38 Funds        None
Bodurtha    Princeton, NJ               present  and Executive Vice President thereof from 1996 to     55 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 60                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of              38 Funds        Kimco Realty
            Princeton, NJ               present  Employee Benefit Assets of the Association of         55 Portfolios   Corporation
            08543-9095                           Financial Professionals ("CIEBA") since 1986; Member
            Age: 69                              of CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation ("IBM")
                                                 and Chief Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment Advisory
                                                 Committees of the State of New York Common
                                                 Retirement Fund since 1989; Member of the
                                                 Investment Advisory Committee of the Howard Hughes
                                                 Medical Institute from 1997 to 2000; Director, Duke
                                                 University Management Company from 1992 to 2004,
                                                 Vice Chairman thereof from 1998 to 2004 and Director
                                                 Emeritus thereof since 2004; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation
                                                 since 1997; Member of the Investment Advisory
                                                 Committee of the Virginia Retirement System since
                                                 1998 and Vice Chairman thereof since 2002; Director,
                                                 Montpelier Foundation since 1998 and its Vice Chairman
                                                 since 2000; Member of the Investment Committee of
                                                 the Woodberry Forest School since 2000; Member of
                                                 the Investment Committee of the National Trust for
                                                 Historic Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------


22              MUNIENHANCED FUND, INC.         JANUARY 31, 2005

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     1989 to  John M. Olin Professor of Humanities, New York        38 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     55 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997 and
            Age: 65                              Trustee thereof since 1980; Dean, Gallatin Division
                                                 of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &       38 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        55 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the Board
            Age: 62                              of Governors thereof from 1994 to 1997; Shareholder,
                                                 Poole, Kelly & Ramo, Attorneys at Law, P.C. from
                                                 1977 to 1993; Director, ECMC Group (service
                                                 provider to students, schools and lenders) since 2001;
                                                 Director, United New Mexico Bank (now Wells Fargo)
                                                 from 1983 to 1988; Director, First National Bank of
                                                 New Mexico (now Wells Fargo) from 1975 to 1976;
                                                 Vice President, American Law Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management (investment adviser)      38 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon Brothers      55 Portfolios
Jr.         08543-9095                           Asset Management from 1992 to 1995; Chairman
            Age: 68                              of Salomon Brothers equity mutual funds from 1992
                                                 to 1995; regular columnist with Forbes Magazine from
                                                 1992 to 2002; Director of Stock Research and U.S.
                                                 Equity Strategist at Salomon Brothers from 1975 to
                                                 1991; Trustee, Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     2002 to  Chairman of Fernwood Advisors, Inc. (investment       39 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   56 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of R.P.P.
            Age: 71                              Corporation (manufacturing company) since 1978;
                                                 Director of International Mobile Communications,
                                                 Incorporated (telecommunications) since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------


                MUNIENHANCED FUND, INC.         JANUARY 31, 2005              23

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAMD since 1999; Vice President of MLIMand FAM from
            Age: 44        Treasurer    1999 to  1990 to 1997; Director of Taxation of MLIM from 1990 to 2001.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000 (Municipal Tax-Exempt Fund Management);
Jacob       Princeton, NJ  President    present  Director of MLIM from 1997 to 2000.
            08543-9011
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000 (Municipal Tax-Exempt Fund Management);
Loffredo    Princeton, NJ  President    present  Director of MLIM from 1998 to 2000.
            08543-9011
            Age: 41
------------------------------------------------------------------------------------------------------------------------------------
Michael     P.O. Box 9011  Vice         2000 to  Vice President of MLIM (Municipal Tax-Exempt Fund Management) since 1999; Municipal
Kalinoski   Princeton, NJ  President    present  Bond Trader with Strong Capital Management from 1993 to 1999.
            08543-9011
            Age: 34
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Global Director of
            08543-9011     Officer               Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing
            Age: 53                              Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief
                                                 Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

EquiServe
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286

NYSE Symbol

MEN

--------------------------------------------------------------------------------
Andre F. Perold resigned as a Director of MuniEnhanced Fund, Inc. effective October 22, 2004.

Effective January 1, 2005, Terry K. Glenn retired as President and Director of the Fund. The Fund's Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.
--------------------------------------------------------------------------------


24              MUNIENHANCED FUND, INC.         JANUARY 31, 2005

Important Tax Information

All of the net investment income distributions paid by MuniEnhanced Fund, Inc. during its taxable year ended January 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


                MUNIENHANCED FUND, INC.         JANUARY 31, 2005              25

[LOGO] Merrill Lynch Investment Managers

Portfolio Information as of January 31, 2005

                                                                     Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               89.8%
AA/Aa ...................................................                3.7
A/A .....................................................                5.2
BBB/Baa .................................................                0.4
NR (Not Rated) ..........................................                0.9
--------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


26              MUNIENHANCED FUND, INC.         JANUARY 31, 2005

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                MUNIENHANCED FUND, INC.         JANUARY 31, 2005              27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniEnhanced Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of the bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniEnhanced Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #10874 -- 1/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending January 31, 2005 - $28,000
                                  Fiscal Year Ending January 31, 2004 - $26,000

         (b) Audit-Related Fees - Fiscal Year Ending January 31, 2005 - $13,200
                                  Fiscal Year Ending January 31, 2004 - $5,600

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending January 31, 2005 - $5,700
                                  Fiscal Year Ending January 31, 2004 - $5,610

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending January 31, 2005 - $0
                                  Fiscal Year Ending January 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending January 31, 2005 - $11,220,181
             Fiscal Year Ending January 31, 2004 - $18,176,900

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Joe Grills
         Herbert I. London
         Andre F. Perold (resigned as of October 1, 2004)
         Roberta Cooper Ramo
         Robert S. Solomon, Jr.
         Stephen B. Swensrud

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniEnhanced Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniEnhanced Fund, Inc.

Date: March 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniEnhanced Fund, Inc.

Date: March 21, 2005


By: /s/ Donald C. Burke
    ----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniEnhanced Fund, Inc.

Date: March 21, 2005